Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of 180 Connect Inc, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge that:
(1)	The Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: April 1, 2008	/s/ Peter Giacalone
Peter Giacalone
Chief Executive Officer (Principal Executive Officer)

Dated: April 1, 2008	/s/ Steven Westberg
Steven Westberg
Chief Financial Officer (Principal Financial and Accounting Officer